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                                                                EXHIBIT 10.39.07

                   SEVENTH AMENDMENT TO STOCK OPTION AGREEMENT

         THIS SEVENTH AMENDMENT TO STOCK OPTION AGREEMENT ("Seventh Amendment") is made as of the 2nd day of February, 2001 by and between eUniverse, Inc., a Nevada corporation (the "Company") and Charles Beilman, an individual residing in Wallingford, Connecticut ("Beilman").

                                    RECITALS:

         1. The Company and Beilman have executed that certain Stock Option Agreement dated as of the 26th day of January, 2000 (the "Stock Option Agreement") as amended by the First, Second, Third, Fourth, Fifth and Sixth Amendments to Stock Option Agreement dated March 31, 2000, May 31, 2000, June 16, 2000, July 31, 2000, October 10, 2000 and October 30, 2000, respectively.

         2. On October 30, 2000, the Company and/or its designee exercised the right to purchase, as reflected in that certain Stock Purchase Agreement by and between the Company (or its assignee) and Beilman dated as of the 16th day of June, 2000, 100,000 of the 2,425,000 shares originally optioned under the Stock Option Agreement.

         3. Pursuant to that certain letter agreement by and between the Company, Take-Two Interactive Software, Inc. and Beilman dated October 30, 2000, the Company released 1,333,333 of the 2,425,000 shares originally optioned under the Stock Option Agreement.

         4. As of the date hereof, Beilman has sold a total of 831,667 of the shares originally optioned under the Stock Option Agreement, resulting in 160,000 Company shares still beneficially owned by Beilman that are subject to this Stock Option Agreement.

         5. The parties desire to amend the Stock Option Agreement as set forth below.

                                   AGREEMENT:

         In consideration of the covenants and agreements contained in the Stock Option Agreement and this Seventh Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENT TO STOCK OPTION AGREEMENT. The Stock Option Agreement is hereby amended as follows:

         A. By deleting the first sentence of Section 1.2(a) thereof and inserting in lieu thereof the following:









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         "(a) The Option may be exercised from time to time by the Company for all, or less than all, of the Shares subject to this Option at any time during the period beginning with the date of this Agreement and ending on July 1, 2001 (the "Option Period")."

         B. By deleting Section 1.2(c) thereof and inserting in lieu thereof the following:

         "(c) The exercise price (the "Exercise Price") at which the Shares may purchased upon the exercise of the Option shall be $1.50 per Share purchased."

         C. By inserting as Section 1.6 in the Stock Option Agreement the following:

         "1.6 NOTICE BY BEILMAN. Beilman shall not transfer, sell or assign any of the Shares subject to this Option without giving the Company ten (10) days prior written notice and an opportunity to exercise its rights under the Stock Option Agreement."

2. MISCELLANEOUS.

         A. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Stock Option Agreement.

         B. Except as otherwise provided herein, the terms and conditions of the Stock Option Agreement shall remain in full force and effect. Nothing herein shall be construed to abrogate the aforementioned Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed or have caused their duly authorized representatives to execute this Agreement the day and year first above written.


                                       /s/ CHARLES BEILMAN
                                       --------------------------------
                                       CHARLES BEILMAN
                                       32 Cooke Road
                                       Wallingford, CT  06492



eUniverse, Inc.

By:  /s/ Brett Brewer
     ---------------------------------
Its: Co-President

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